UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2009
GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

8850 Double Diamond Parkway Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)
(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 9.01                     Financial Statements and Exhibits.

SIGNATURES

Section 5 - Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 4, 2009, the Board of Directors of GameTech International, Inc. (the “Company”) unanimously approved an amendment and restatement of the Company’s Bylaws effective immediately.  The changes contained in the Third Amended and Restated Bylaws are intended to (i) ensure the advance notice provisions contained in Article I of the Bylaws are clear and unambiguous, and (ii) enhance the qualifications required of all members of the Board of Directors to ensure that all members of the Company’s Board of Directors have experience in the gaming industry and meet the director qualification requirements of all gaming commissions, boards or similar regulatory or law enforcement bodies having regulatory authority over the Company.

The changes to the Bylaws as a result of the amendment and restatement are described below.

1. Article 1 was amended to:

•
State that meetings of stockholders shall be presided over by the Chief Executive Officer, if any, or in his or her absence by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting;

•
Require any stockholder, nominating a candidate for election as a director, to provide advanced notice of such nominations which sets forth, as to each nominee: (i) certain biographical information and information on the nominee’s background and qualifications, (ii) the number of shares of Company stock which are owned beneficially and of record by the nominee, if any, (iii) any material relationship between the nominee and the nominating stockholder, (iv) the nominee’s written consent to being nominated for election as a director and to serving as a director if elected, (v) any director qualification questionnaire(s) and/or application(s) as the Board of Directors may in its sole discretion determine are required by any gaming commissions, boards or similar regulatory or law enforcement bodies in the state of Nevada having regulatory authority over the Company, and (vi) any other information relating to the nominee that is required to be disclosed in solicitation of proxies for elections of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (the “1934 Act”);

•
Require any stockholder, nominating a candidate for election as a director, to provide advance notice of such nominations which sets forth, as to the stockholder giving the notice: (i) the name and address, as they appear on the Company’s books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and (ii) the number of shares of Company stock which are owned beneficially and of record by such stockholder on the date of such stockholder notice and by any other stockholders known by such nominating stockholder to be supporting such nominees, whether by agreement, understanding, or any other arrangement, on the date of such stockholder notice;

•
Clarify that a stockholder, providing advance notice of a nomination of a candidate for election as a director at an annual meeting, must be a stockholder of record on the date that such advance notice is delivered to the Company and on the record date for determination of stockholders entitled to vote at such an annual meeting;

•
Require any stockholder, proposing business to be brought before a meeting of stockholders, to provide advanced notice of such proposal which sets forth, as to each matter the stockholder proposes to bring before the annual or special meeting: (i) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, including the text of any resolutions proposed for consideration, (ii) in the event that the proposed business includes a proposal to amend the Company’s Bylaws, the complete text of the proposed amendment, (iii) the name and address of record of the stockholder proposing such business and the name and address of the beneficial owners, if any, on whose behalf the proposal is made and any other stockholders known by such stockholder to be supporting the proposal, (iv) the number of shares of the Company stock which are owned beneficially and of record by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting the proposal on the date of such stockholder notice, and (v) any financial or material interest of the stockholder in such proposal (other than interests which all stockholders would have), including any anticipated benefit to the stockholder from the approval of such business;

•
Clarify that a stockholder, providing advance notice of a proposal to be brought before a meeting of stockholders, must be a stockholder of record on the date that such advance notice is delivered to the Company and on the record date for determination of stockholders entitled to vote at such an annual meeting.

2. Article II was amended to specify that, in order to serve as a director, an individual must (i) be at least 21 years of age, (ii) have the ability to be present, in person, at all meetings of the Board of Directors, (iii) have at least five years of gaming industry experience, either as a member of the board of directors or as a senior executive officer of a company that operates within the gaming industry, (iv) not serve on the boards of more than three other publicly held companies, and (v) must satisfy the director qualification requirements of all gaming commissions, boards or similar regulatory or law enforcement bodies having regulatory authority over the Company.  Article II was further amended to clarify that at least a majority of the members of the Board of Directors must be independent pursuant to any applicable rules or standards of the Securities and Exchange Commission and any national securities exchange on which the capital stock of the Company is listed.

3. Certain other immaterial changes were made to conform to the revised nomenclature, move provisions within the Bylaws, and to correct typographical errors.

The foregoing summary of the changes to the Bylaws is subject to, and qualified in its entirety by reference to the complete text of  the Third Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

 Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.2	Third Amended and Restated Bylaws, effective December 4, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.
By:	/s/ Jay Meilstrup
Jay Meilstrup
CEO and President

Date: December 9, 2009

EXHIBIT INDEX

Exhibit No.	Description
3.2	Third Amended and Restated Bylaws, effective December 4, 2009